UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 28, 2014

Transamerica Advisors Life Insurance Company

(Exact name of Registrant as specified in its charter)

Arkansas	91-1325756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

33-26322; 33-46827; 33-52254; 33-60290; 33-58303; 333-33863; 333-34192; 333-133223; 333-133225; 333-177282; 333-185576

(Commission File Numbers)

4333 Edgewood Road, NE

Cedar Rapids, Iowa

52499-0001

(Address of Principal Executive Offices)

(800) 346-3677

(Registrant telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filings obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

By consent dated August 20, 2013, the Board of Directors of Transamerica Advisors Life Insurance Company (“Company”) voted, at the recommendation of the Company’s Audit Committee, to renew Ernst & Young LLP’s (“E&Y”) services for the company’s 2013 engagement, and that the client-auditor relationship will cease upon completion of the 2013 annual audit for Transamerica Advisors Life Insurance Company’s fiscal year ended December 31, 2013.

The reports of E&Y on the Company’s financial statements for the 2013 and 2012 engagements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2013 and in the subsequent interim period through the date of this filing, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report.

There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

A letter from E&Y to the United States Securities and Exchange Commission is attached as Exhibit 16.01.

The client–auditor relationship between the Company and E&Y ceased on March 28, 2014. See Exhibit 99.01

The Board of Directors also appointed PricewaterhouseCoopers LLP as the Company’s independent auditor for the Annual Accounts 2014 through 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Transamerica Advisors Life
Insurance Company

/s/ Darin D. Smith
Darin D. Smith
Vice President, Assistant Secretary and
Managing Assistant General Counsel

Date: March 28, 2014

EXHIBIT 16.01

March 28, 2014

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of the Forms 8-K dated March 28, 2014, of Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York and are in agreement with the statements contained in the paragraphs three and four on the second page therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP

EXHIBIT 99.01

March 28, 2014

Eric Martin

Senior Vice President, Finance

Aegon USA, LLC

4333 Edgewood Road

Cedar Rapids, Iowa 52499

Dear Mr. Martin:

This is to confirm that the client-auditor relationship between Transamerica Advisors Life Insurance Company (Commission File Nos. 33-26322; 33-46827; 33-52254; 33-60290; 33-58303; 333-33863; 333-34192; 333-133223; 333-133225; 333-177282; 333-185576) and Transamerica Advisors Life Insurance Company of New York (Commission File Nos. 33-34562; 33-60288; 333-48983; 333-133224) and Ernst & Young LLP has ceased.

Very truly yours,

/s/ Ernst & Young LLP

cc: PCAOB Letter File

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561